================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2003


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




         Delaware                       001-16505               58-2350980
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)


                    1114 First Avenue                           10021
                   New York, New York                         (Zip Code)
         (Address of principal executive offices)

                                 (212) 838-2061
                         (Registrant's telephone number,
                              including area code)



================================================================================

Item 7.        Financial Statements and Exhibits

(c)    Exhibits

       99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated April 3, 2003


Item 9. Regulation FD Disclosure (Information Furnished Under this Item 9 is being Furnished Under Item 12)

The following disclosure is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K.

On April 3, 2003, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended March 31, 2003 and the year ended December 30, 2002. Pursuant to SEC Release No. 34-47226, the press release is attached hereto as Exhibit
99.1 and is being  furnished,  not filed,  under Item 12 to this  Report on Form
8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              The Smith & Wollensky Restaurant Group, Inc.


                              By:   /s/ Alan M. Mandel
                                    ------------------------------
                                    Alan M. Mandel
                                    Chief Financial Officer, Executive Vice
                                    President of Finance, Treasurer and
                                    Secretary


Date:  April 3, 2003

                                Index to Exhibits
                                -----------------

Exhibit No.    Description of document
---------------------------------------------------------------------------
99.1*          Press Release of The Smith & Wollensky Restaurant Group, Inc.
               dated April 3, 2003

* Filed herewith.